Theravance, Inc. Appoints Michael W. Aguiar as President and Chief Executive Officer

SOUTH SAN FRANCISCO, CA -- (Marketwired - August 06, 2014) - Theravance, Inc. (NASDAQ: THRX) ("Theravance" or "Company") today announced that its Board of Directors has appointed Michael W. Aguiar as President and Chief Executive Officer of the Company effective August 15, 2014 and as a member of the Board of Directors effective immediately. Mr. Aguiar plans to continue to serve as Theravance's Senior Vice President and Chief Financial Officer until his replacement is identified and appointed. Mr. Aguiar will replace Rick E Winningham who has resigned as Chief Executive Officer of Theravance effective August 15, 2014. Mr. Winningham will remain Chairman of the Board of Directors of Theravance, Inc. and will transition to full time Chief Executive Officer of Theravance Biopharma, Inc. ("Theravance Biopharma") as of August 15, 2014.

"I would like to congratulate Mike on his well-deserved appointment to President and Chief Executive Officer and member of the Board of Directors of Theravance, Inc., which is a tribute to his ability to successfully lead and execute. I look forward to working with him in my role as Chairman with the goal of building a company focused on generating returns for our stockholders," said Rick E Winningham, Chief Executive Officer of Theravance. "Over the last twelve years, the Theravance and GSK partnership has worked together to bring two important medicines, RELVAR®/BREO® and ANORO® ELLIPTA®, to the global respiratory market and are working on a pipeline of other important potential respiratory medicines still in development. I would like to extend my gratitude to the Theravance and GSK teams for their support, dedication and commitment to bringing important medicines to patients in need."

Since joining the company in 2005, Mr. Aguiar has led a number of strategic projects including the recent spin-off of Theravance Biopharma from Theravance, and has successfully driven the finance, IT, and investor relations operations of Theravance. From 2002 to 2005, Mr. Aguiar served as Vice President of Finance at Gilead Sciences, Inc. Prior to Gilead Sciences, Inc., Mr. Aguiar served as Vice President of Finance at Immunex Corporation and at Honeywell International in a variety of positions, including, most recently Chief Financial Officer and Vice President, Finance for Honeywell Electronic Materials SBU. Mr. Aguiar earned a B.S. in biology from the University of California, Irvine and an M.B.A. in finance from the University of Michigan.

"I am proud to have worked at Theravance with Rick over the past nine years with the goals of bringing important new medicines to patients, implementing unique strategies to create stockholder value, and developing an exceptionally talented finance organization," said Michael W. Aguiar, Senior Vice President and Chief Financial Officer of Theravance. "Looking forward, we will work closely with GSK with the goal of maximizing the value of the respiratory programs partnered with GSK, focus on reducing Theravance's overall cost of capital, and build a royalty management business with the goal of providing returns to our stockholders."

About Theravance

Theravance, Inc. is focused on maximizing the potential value of the respiratory assets partnered with Glaxo Group Limited (GSK), including RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA®, with the intention of providing capital returns to stockholders. Under the Long-Acting Beta2 Agonist (LABA) Collaboration Agreement with GSK, Theravance is eligible to receive the associated royalty revenues from RELVAR®/BREO® ELLIPTA® (fluticasone furoate/vilanterol, "FF/VI"), ANORO® ELLIPTA® (umeclidinium bromide/vilanterol, "UMEC/VI") and if approved and commercialized, VI monotherapy. Theravance is also entitled to a 15% economic interest in any future payments made by GSK under agreements entered into prior to the spin-off of Theravance Biopharma, and since assigned to Theravance Respiratory Company, LLC, relating to the combination of UMEC/VI/FF and the Bifunctional Muscarinic Antagonist-Beta2 Agonist (MABA) program, as monotherapy and in combination with other therapeutically active components, such as an inhaled corticosteroid, and any other product or combination of products that may be discovered and developed in the future under these agreements with GSK (other than RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA® and VI monotherapy). For more information, please visit Theravance's web site at www.thrxinc.com.

RELVAR®, BREO®, ANORO® and ELLIPTA® are trademarks of the GlaxoSmithKline group of companies.

Forward Looking Statements

This press release contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks, uncertainties and assumptions. Examples of such statements include statements relating to: the strategies, plans and objectives of the company, the timing, manner, amount and planned growth of anticipated potential capital returns to stockholders (including without limitation statements, expectations of future cash dividend growth and the potential for future share repurchases), the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, expectations for product candidates through development and commercialization, the timing of seeking regulatory approval of product candidates, and projections of revenue, expenses and other financial items. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: the disruption of operations during the transition period following the spin-off, including the diversion of managements' and employees' attention, disruption of relationships with collaborators and increased employee turnover, lower than expected future royalty revenue from respiratory products partnered with GSK, delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective, dependence on third parties to conduct its clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, and risks of collaborating with third parties to discover, develop and commercialize products. Other risks affecting Theravance are described under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in Theravance's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the Securities and Exchange Commission (SEC) on May 7, 2014. Additional information will also be set forth in those sections of Theravance's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which will be filed with the SEC in the third quarter of 2014. In addition to the risks described above and in Theravance's other filings with the SEC, other unknown or unpredictable factors also could affect Theravance's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

(THRX-G)

Contact Information:

Michael W. Aguiar (Investors)
650-238-9640
investor.relations@thrxinc.com

Susan Neath Francis (Media)
212-301-7182
sfrancis@w2ogroup.com